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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

     We hereby consent to the incorporation by reference in the Registration Statement on Forms S-3 (Nos. 33-4325, 33-54657 and 333-71003) of Coca-Cola Bottling Co. Consolidated of our report dated February 15, 2002 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.





PricewaterhouseCoopers LLP

Charlotte, North Carolina
March 25, 2002